Volume VI, Issue 3 spring 2010   NEVADA, IOWA   Volume VIII, Issue 2 June 2012   InsIde ThIs edITIon   Lincolnway Energy, LLC   59511 W. Lincoln Highway   Nevada, Iowa 50201   Office: 515-232-1010   Fax: 515-663-9335   www.lincolnwayenergy.com   InVesToR ToURs   legIslatIon and corn fuels   Corn price, loss of the Volumetric Ethanol Excise Tax Credit (VEETC) last December, and a host of other factors all   influence profitability for Lincolnway Energy   along with all ethanol producers nationally.   Thoroughly understanding the impact of all   input and production costs, as well as external   factors such as the VEETC and the Farm Bill   update, come into play as we consider margins.   Corn price moves the economy in the Midwest   and for ethanol producers. As corn prices have   risen in response to increased demand, so have   prices for land, fertilizer, and our end product,   ethanol. Corn exports also have an impact on   the price we pay for corn. The Chinese have   recently been purchasing and importing large   quantities of American corn; they have also   been buying Dried Distillers Grains (DDGs).   The availability of DDGs affects corn demand   as co-products like DDGs have become   interwoven into the agricultural economy.   While higher corn prices negatively impact   ethanol margins, higher corn prices have a   positive impact on DDGs margins.   When seasonal market fluctuations occur   and corn prices drop in late fall, we cannot   necessarily expect margins to increase because   history tells us ethanol price drops at the same   time. Couple this with the loss of the VEETC   and you could see slim margins for ethanol   over the next couple of quarters.   Knowing that the current Farm Bill expires on   September 30 of this year, the U.S. Senate has   begun work on a rewrite, and while the original   version did not include the Renewable Energy   for America Program (REAP), it was added   through an amendment and still stands at   this point. This amendment provides $800   million in mandatory funding over five years   for REAP and other Energy Title programs,   providing long-term certainty for renewable   energy. The Senate Agriculture Committee   accepted this amendment and discussed   the need for the USDA to continue the use   of REAP funds for installation of blender   pumps.   We will continue to monitor the drafting of a   new Farm Bill, watching the version passed   out of the U.S. Senate Ag Committee and as   well as the draft the U.S. House has begun   developing. We are hopeful key provisions   for renewable energy remain intact through   all phases of the process. It is also true   that other issues such as the Conservation   Reserve Program and crop rotation may   all be changed in a new Farm Bill. Each of   these changes has the potential to affect our   margins as they impact the price of corn.   Fewer acres in corn production will increase   pressure on the supply side and we will feel   the impact through increased corn prices.   Fortunately, the Renewable Fuels Standard   remains in place, driving demand for our   product. In April, a significant, final hurdle   was cleared for E15 approval. The partial E15   waiver granted by the U.S. Environmental   Protection Agency (EPA) required a   Legislation and Corn Fuels   New Faces   Election Results   Lincolnway Energy Reports Loss in   2nd Quarter   Forward Looking Statements   1   2   2   3   3   Lincolnway Energy Tours will be held   at 1:00 p.m. on:   • June 20   • July 18   • August 15   • September 19   Please call our office at 515-817-0150   to sign up.   UnIT TRAdInG   February: No Sales   March: 10 units @ $475/unit   105 units @ $450/unit   April: 25 units @ $500/unit   26 units @ $475/unit   25 units @ $475/unit   13 units @ $2801.90/unit   May: 8 units @ $475/unit   (Continued on page 3)   Exhibit 99

Volume VIII, Issue 2 June 2012   2   My name is Brian Swartz and I am the new Project Engineer at Lincolnway Energy. I have worked in agricultural processing   my entire career in the areas of Process Engineering, Process Safety, and Production Management, and I am excited to join   the outstanding team already assembled at Lincolnway Energy.   My wife Holly and I are both originally from Iowa and have been living in the Des Moines area for the past 13 years. We   have two children; Avery (6) and Tyler (4). Avery is wrapping up 1st grade, and Tyler will be starting Kindergarten next fall.   I graduated from Iowa State University with a Bachelor of Science in Chemical Engineering and from the University of Iowa   with a Master’s in Business. My wife graduated with a degree in Marketing from Iowa State University and has an MBA from   Drake University. She has been working in Marketing for Principal Global Investors for over ten years.   After graduating from Iowa State, I worked for Cargill Incorporated at their soybean oil extraction facility in Des Moines, and in Eddyville, IA,   during the construction and start-up of their Vitamin E processing facility. This gave me a broad base of experience that served me well when   I made the switch to the ethanol industry five years ago. Since then I have been working in Process Engineering and Production Management   in Menlo, IA, where I was part of the original team that trained the crews and commenced production during 2008. It is exciting to be involved   in a young industry such as the ethanol industry and I am excited to see where it will go next. Thank you for welcoming me into your team at   Lincolnway Energy and I look forward to working with you to explore new opportunities on the horizon.   neW faces   electIon results   The annual meeting of the members of Lincolnway Energy was held   on February 16, 2012. The only matters voted upon by the members at   the annual meeting were the election of three directors for Lincolnway   Energy and the ratification of the appointment of Lincolnway Energy’s   independent auditor for the fiscal year ending September 30, 2012.   Lincolnway Energy has nine directors, who are divided into three   classes based upon the length of their term. Each director is elected   to a three-year term and until his or her successor is elected, and the   terms of the directors are staggered so that the term of three of the   directors expire each year.   The three directors whose term expired at the annual meeting were   William Couser, Rick Vaughan, and Terry Wycoff.   All the directors named above were nominated for reelection and   they were each elected as a director at the annual meeting.   The number of votes cast for, against or withheld, and the number of   abstentions and broker non-votes with respect to the three nominees   for election as a director at the annual meeting is as follows:   The other proposal voted upon by the members at the annual meeting   was the ratification of the appointment of McGladrey & Pullen, LLP   as Lincolnway Energy's independent auditor for the fiscal year ending   September 30, 2012. The proposal was approved by the necessary vote   of the members, and the number of votes cast for, against or withheld,   and the number of abstentions and broker non-votes, regarding the   proposal was as follows:   The following individuals were re-elected by the directors to the   offices set forth opposite their name at a meeting of the directors held   on March 21, 2012.   Name   Jeff Taylor   Kurt Olson   Richard Johnson   Terry Wycoff   Office   Chairman   Vice Chairman   Secretary   Treasurer   Officer Election   The directors whose term of office continued after the annual meeting   of the members were Brian Conrad, Timothy Fevold, Jeff Taylor, Kurt   Olson, Richard Johnson and Jim Hill.

Volume VIII, Issue 2 June 2012   3   forWard lookIng statements   Some of the information in this newsletter may contain forward looking statements that express Lincolnway Energy’s current beliefs,   projections and predictions about future results or events, such as statements with respect to financial results and condition; future trends   in the industry or in business, revenues or income; litigation or regulatory matters; business and operating plans and strategies; competitive   position; and opportunities that may be available to Lincolnway Energy. Forward looking statements are necessarily subjective in nature and   are made based on numerous and varied estimates, projections, beliefs, strategies and assumptions, and are subject to numerous risks and   uncertainties. Forward looking statements are not guarantees of future results, performance or business or operating conditions, and no   one should place undue reliance on any forward looking statements because actual results, performance or conditions could be materially   different.   lIncolnWaY energY rePorts loss In 2nd Quarter   Lincolnway Energy, LLC reported a net loss of $1.7 million for the quarter ended March 31, 2012, which brings Lincolnway Energy’s six   months ended March 31, 2012 profit to $796,629. The negative margin for the quarter is a result of record high U.S. ethanol inventories   which has dropped the price of ethanol by 13% from the fourth calendar quarter of 2011 to the first calendar quarter of 2012. The record   high ethanol inventories are the effect of oil refiners buying large quantities of ethanol in December to take advantage of the blending credit   before it expired on December 31, 2011. Corn prices on average did not decrease, but stayed relatively stable during the first calendar quarter.   The ethanol industry could start to see positive margins in the next few months if corn production expands as projected, ending corn stock   inventories increase, E15 becomes widely available and ethanol and distillers grains export markets remain strong.   The following is statement of operations data for the years indicated:   Key Financial Data   The complete SEC 10Q report for the period ended March 31, 2012 can be found on a link on Lincolnway Energy’s website under the heading   Investors and SEC Financial Report.   nationwide fuel survey. Together, 99 ethanol producers funded the required study. We anticipate the survey’s completion soon, followed by the   approval for widespread E15 implementation. Iowa is ready with state legislation already in place for E15 to be offered to consumers for their   approved vehicles.   As always, our industry walks a fine line between supply and demand for both our key inputs as well as our finished products. A new Farm   Bill will likely have an impact on the ethanol industry, whether due to crop considerations or through REAP program funding. Continual   monitoring of legislation and regulation changes is part of our plan to capture all the future potential we can for Lincolnway Energy.   (Legislation and Corn Fuels - Cont. from page 1)

Volume VIII, Issue 2 June 2012   CoMe JoIn Us on The WeB!   If you haven’t already, please give us your e-mail address. This way you can receive the full color newsletter via e-mail and we can   save on postage. E-mail your request to us at info@lincolnwayenergy.com.   Lincolnway Energy, LLC   59511 W. Lincoln Highway   Nevada, Iowa 50201-7992